FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934

Date of Report: January 25, 2005

PLEXUS CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	000-14824	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin	54957-0156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(920) 722-3451

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 25, 2005, Plexus Corp. announced its results for the first quarter of fiscal 2005, ended January 1, 2005. A copy of Plexus’ related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2004	/s/ F. Gordon Bitter
F. Gordon Bitter
Chief Financial Officer

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